(RULE 14A-101)
             INFORMATION REQUIRED
             IN PROXY STATEMENT
             SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
             (Amendment No.1)

             Filed by the Registrant        [X]

             Filed by a Party other than the Registrant       [X]
             Check the appropriate box:
             [   ]         Preliminary Proxy Statement
             [   ]         Confidential, for Use of the Commission Only
                        (as permitted by Rule 14a-6(e)(2))

             [X]  Definitive Proxy Statement
             [   ]         Definitive additional materials
             [   ]         Soliciting material pursuant to Rule 14a-11(c) or
                           Rule 14a-12

             CONCORD FUND, INC.
             (Name of Registrant as Specified in Its Charter)

             (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

             Payment of filing fee (Check the appropriate box):
               [X]         No fee required.
               [ ]         Fee computed on table below per Exchange Act Rules
                           14a-6(i)(4) and 0-11.
               (1)         Title of each class of securities to which
                           transaction applies:
               (2)         Aggregate number of securities to which transaction
                           applies:
               (3)         Per unit price or other underlying value of
                           transaction computed pursuant to Exchange Act
                           Rule 0-11  (Set  forth the  amount  on which  the
                           filing  fee is calculated and state how it was
                           determined): (4) Proposed maximum aggregate value of
                           transaction:
               (5)         Total fee paid:
               [ ]         Fee paid previously with preliminary materials:
               [ ]         Check  box if any part of the fee is offset  as
                           provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
               (1)         Amount previously paid:
               (2)         Form, Schedule or Registration Statement no.:
               (3)         Filing Party:
               (4)         Date Filed:

       Concord Fund, Inc.
            c/o Shapiro, Weiss & Company
            60 State Street, 38th Floor
            Boston, MA 02109

       Notice of Special Meeting of Shareholders
            TO BE HELD APRIL 17, 1998
             Notice is hereby given that a special meeting of the shareholders of Concord Fund, Inc. (the "Fund"), a Massachusetts corporation, will be held on April 17, 1998, at 11:00 a.m., Eastern time, at the offices of Shapiro, Weiss & Company, 60 State Street, 38th Floor, Boston, Massachusetts 02109 (the "Meeting"). The Meeting has been called for the following purposes:
             1. To approve the liquidation and dissolution of the Fund pursuant to the provisions of a Plan of Liquidation and Dissolution approved by the Fund's Board of Directors; and
             2. To transact such other business as may properly come before the Meeting.
             The Fund's shareholders of record at the close of business on March 9, 1998 are entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

             WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE PAID RETURN ENVELOPE ENCLOSED, SO THAT A QUORUM WILL BE PRESENT AT THE MEETING AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. TO AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM, IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO SIGN YOUR PROXY CARD AND RETURN IT PROMPTLY. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

            By Order of the Board of Directors


            Gerald I. White
            Assistant Clerk

            The date of this Notice is March 9, 1998.
            CONCORD FUND, INC.
            c/o Shapiro, Weiss & Company
            60 State Street, 38th Floor
            Boston, MA 02109
            (617) 371-2500

            March 9, 1998

            Dear Shareholder:

            The Board of Directors of Concord Fund, Inc. (the "Fund") has unanimously approved the liquidation and dissolution of the Fund pursuant to a Plan of Liquidation and Dissolution for the Fund (the "Plan"). After considering other alternatives, the Board of Directors concluded that the liquidation and dissolution of the Fund pursuant to the Plan is in the best interests of the Fund and its shareholders. The preceding Notice of Special Meeting of Shareholders is to inform you of a meeting called to obtain shareholder approval of the Fund's liquidation and dissolution pursuant to the Plan. The following Proxy Statement describes this matter in more detail.

            The Fund currently has approximately $640,000 in net assets. The Board of Directors has concluded that the continued operation of the Fund at this size is not economically feasible for shareholders. Any marketing efforts under current circumstances are unlikely to increase the Fund's size enough to justify the continuance of the Fund's operations. In addition, given the Fund's relatively small amount of assets, the Board of Directors has determined that it is unlikely that the Fund could be sold to, or merged with, another investment company. Therefore, the Board of Directors has approved the liquidation and dissolution of the Fund pursuant to the Plan, subject to shareholder approval.

            I STRONGLY URGE YOU TO APPROVE THE LIQUIDATION AND DISSOLUTION OF THE FUND PURSUANT TO THE PLAN. Subject to your approval, shareholders remaining in the Fund as of the liquidation date will receive one or more cash distributions as described in the Proxy Statement and the Plan. If you do not approve this proposal, the Fund will continue to incur additional expenses which may adversely affect its net asset value.

            After reading the enclosed material, please complete, sign and return the proxy card so that your shares will be represented and so that the Fund can avoid the expense of additional mailings. You may revoke your proxy at any time prior to its use. YOUR VOTE IS EXTREMELY IMPORTANT.

            If you want additional information concerning this proposal, please call Walter Opanasets of Shapiro, Weiss & Company at (617) 371-2500.

            Thank you for your understanding and your help.


            Sincerely,



            Gerald I. White, President

            CONCORD FUND, INC.
            c/o Shapiro, Weiss & Company
            60 State Street, 38th Floor
            Boston, MA 02109

        Proxy Statement

            SPECIAL MEETING OF SHAREHOLDERS
            TO BE HELD APRIL 17, 1998

            This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Concord Fund, Inc., a Massachusetts corporation (the "Fund"). Proxies will be voted at a special meeting of the Fund's shareholders ("Shareholders") to be held on April 17, 1998 at 11:00 am, Eastern time, at the offices of Shapiro, Weiss & Company, 60 State Street, 38th Floor, Boston, Massachusetts 02109, and at any adjournment(s) thereof (the "Meeting").

            This Proxy Statement, accompanied by a Notice of the Special Meeting and a proxy card, was first mailed to Shareholders on or about March 13, 1998. The expenses in connection with preparing this Proxy Statement and all solicitations will be borne by the Fund to the extent permitted by applicable law.

            At the Meeting, Shareholders will be asked to approve the liquidation and dissolution of the Fund pursuant to the provisions of the Plan of Liquidation and Dissolution attached hereto as Exhibit A (the "Plan"). The Board of Directors of the Fund approved the Plan by unanimous written consent in lieu of a meeting, subject to Shareholder approval. A majority of the outstanding shares of the Fund (a "quorum") must be present in person or by proxy in order to conduct business at the Meeting. The affirmative vote of Shareholders holding two-thirds of the outstanding shares of the Fund's common stock ("Shares") is required for approval of the liquidation and dissolution of the Fund. The Board of Directors recommends that Shareholders vote "FOR" the Fund's liquidation and dissolution.
            Shareholders of record at the close of business on March 9, 1998 (the "Record Date") are entitled to vote at the Meeting. Each Shareholder is entitled to one vote for each full Share and a proportionate vote for each fractional Share held as of the Record Date. As of February 27, 1998, there were 30,195 Shares outstanding and the Fund's net assets were approximately $640,000. As of that date, the following persons owned beneficially more than 5% of the
Fund:

                                    Number       Percentage
                                    of Shares    of Fund
               Name                 Owned        Outstanding

               Richard O. Berner*,  7,394   24.5%
               Thomas R. Berner
               & Winifred B. Parker TR UW
               The Berner Family Trust
               c/o Berner & Berner, P.C.
               515 Madison Avenue
               New York, NY 10022

            *Richard O. Berner is a director of the Fund and, as Trustee of the above-named Trust, may be deemed to be a beneficial owner, as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, of the Shares held by the Trust.

            The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, the duly appointed proxies will vote your shares in favor of the proposal described in this Proxy Statement and they may, in their discretion, vote upon such other matters as may properly come before the Meeting. Any person giving a proxy may revoke it at any time prior to its use by giving written notice of such revocation to the Fund prior to the Meeting, by delivering a subsequently dated proxy to the Fund prior to the Meeting, or by attending and voting at the Meeting in person.

            If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the liquidation and dissolution are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. The persons named as proxies will vote for or against an adjournment based on their determination of what is in the best interests of the Shareholders, taking into consideration the factors discussed above. A Shareholder vote may be taken for the Fund on one or more of the proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval.

            If a proxy represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund's Shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions, however, will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal described herein and any other proposal that may come before the Meeting.

            Proxies will be solicited primarily by mail. However, proxies may also be solicited by telephone, telegraph, facsimile or personal interview conducted by certain officers or employees of the Fund.

            THIS PROXY STATEMENT IS ACCOMPANIED BY THE FUND'S ANNUAL REPORT TO STOCKHOLDERS FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1997.


        PROPOSAL 1

           PROPOSAL TO LIQUIDATE
           THE ASSETS AND DISSOLVE
           THE FUND PURSUANT
           TO THE PROVISIONS OF THE PLAN
           OF LIQUIDATION AND DISSOLUTION


            THE LIQUIDATION IN GENERAL

            The Board of Directors proposes to liquidate and dissolve the Fund pursuant to the provisions of the Plan. The Plan provides for (1) the complete liquidation of all of the assets of the Fund; (2) a ratable distribution to Shareholders of the Fund's net assets; (3) the de-registration of the Fund under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and (4) the subsequent dissolution of the Fund as a Massachusetts corporation.

            The Board of Directors of the Fund has determined that (i) in order to anticipate and meet redemption requests by Shareholders prior to the Meeting, and (ii) to decrease the probability of having to sell portfolio securities at unfavorable prices, the Fund's management ("Management") may begin to liquidate the Fund's assets as it deems appropriate and in the Shareholders' best interests. If the Plan is approved, Management will undertake to liquidate the remainder of the Fund's assets at market prices and on such terms and conditions as Management shall determine to be reasonable and in the best interests of the Fund and its Shareholders. In the event the Plan is not adopted, the Directors will consider what action, if any, should be taken, including whether to continue the indefinite suspension of sales of Fund shares.

            REASONS FOR THE LIQUIDATION

            The Fund is an open-end management investment company organized as a Massachusetts corporation on September 16, 1949. The Fund registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act on October 24, 1949, after which date the Fund first offered Shares.

            The Directors of the Fund considered and unanimously adopted resolutions which, in part, (1) approved the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation and Dissolution presented at the meeting, and (2) called for a Special Meeting of Shareholders to approve the liquidation and dissolution of the Fund pursuant to the Plan. Under Massachusetts law, the liquidation and dissolution of the Fund may be authorized by the affirmative vote of two-thirds of the Shares outstanding and entitled to vote thereon.

            At a meeting held March 20, 1997, Management reported to the Board of Directors that the continued operation of the Fund at its current size was not economically feasible for the Shareholders. Management stated that it had reviewed the following possible alternatives for the Fund: (i) continuation of the Fund with increased efforts to sell additional Shares of the Fund thereby increasing the Fund's assets; (ii) the merger or sale of the Fund into a similar investment company; and (iii) a prompt liquidation of the Fund.

            At the March 20, 1997 meeting, Management reported to the Board of Directors that it had considered the viability of each alternative and had concluded that the prompt liquidation and dissolution of the Fund was the only viable alternative consistent with the best interests of the Shareholders at this time. Management was not confident that any marketing efforts under current circumstances would increase the Fund's size sufficiently to continue its operations. Management reported that it found the merger or sale of the Fund into a similar investment company not to be a realistic alternative due to the relatively small amount of assets under management in the Fund and the fact that Management could not assure any potential merging or acquiring fund that the Fund's assets would remain in the Fund.

            Therefore, Management requested the Board of Directors to consider the prompt liquidation and dissolution of the Fund pursuant to the Plan. Based upon Management's presentation and recommendation, the Board of Directors concluded that the liquidation and dissolution of the Fund pursuant to the Plan is in the best interests of the Fund and the Shareholders. Upon the liquidation and dissolution of the Fund, Shareholders may receive a taxable cash distribution. See "Federal Income Tax Consequences" below.

            DESCRIPTION OF THE PLAN

            Under the Plan, on the date on which the Plan is approved by the Fund's Shareholders (the "Effective Date"), the Fund will cease to conduct business except as is required to carry out the terms of the Plan and to accept redemption requests. Thereafter, all securities and other assets held by the Fund not already held in cash or cash equivalents will be converted to cash or cash equivalents. Management will undertake to liquidate the Fund's assets at market prices on such terms and conditions as Management shall determine to be reasonable and in the best interests of the Fund and its Shareholders. In no event will any of the portfolio securities owned by the Fund be sold at a price which is less than the best price available in the public market at the time of sale.

            The Plan further provides that the ratable distribution of the Fund's assets to Shareholders will be made in one or more cash payments. The first distribution of the Fund's assets (the "First Distribution") is expected to consist of cash representing substantially all of the assets of the Fund, less the amount reserved to pay liabilities and expenses of the Fund. Subsequent distributions, if necessary, are anticipated to be made within 90 days after the First Distribution and will consist of cash from any assets remaining after payment of liabilities and expenses, the proceeds of any sale of assets under the Plan not sold prior to the First Distribution and any other miscellaneous income to the Fund.

            At present, the date or dates on which the Fund will pay the liquidation distributions to its Shareholders and on which the Fund will be liquidated are not known to the Fund, but it is anticipated that, if Shareholders adopt the Plan, the liquidation would occur on or prior to May 17, 1998. Each Shareholder will be required to surrender his or her share certificate(s) to the Fund's transfer agent, by mail: by mail: ChaseMellon Shareholder Services, L.L.C., Post Office Box 3300, South Hackensack, NJ 07606,
Attn: Reorganization Department. By overnight delivery: ChaseMellon Shareholder Services, L.L.C., 85 Challenger Road - Mail Drop - Reorg, Ridgefield Park, NJ 07660, Attn: Reorganization Department (Toll-Free Number: 1-800-777-3674) prior to receiving his or her pro rata liquidating distribution(s). In the event that a Shareholder cannot surrender a share certificate because it has been lost, apparently destroyed or wrongfully taken, the Shareholder will be asked to contact the Reorganization Department of ChaseMellon toll-free at 1-800-777-3674 or Kirk Alexander at (212) 273-8054 to make alternative arrangements. The pro rata distribution represented by any certificate not surrendered eventually will become "presumed abandoned" under the abandoned property law of Massachusetts, and, pursuant to Massachusetts law, will become payable to the Commonwealth of Massachusetts.

            FUND ACTIVITY FOLLOWING THE
            LIQUIDATION.

            Following liquidation, the Fund intends to file an application with the Commission to de-register as an investment company under the Investment Company Act. The Fund will also file Articles of Dissolution in accordance with applicable provisions of Massachusetts law.

            THE RIGHT OF A SHAREHOLDER TO REDEEM HIS OR HER SHARES OF THE FUND AT ANY TIME HAS NOT BEEN IMPAIRED AND WILL NOT BE IMPAIRED BY THE ADOPTION OF THE PLAN. THEREFORE, A SHAREHOLDER MAY REDEEM SHARES CONSISTENT WITH THE PROVISIONS OF THE INVESTMENT COMPANY ACT WITHOUT THE NECESSITY OF WAITING FOR THE FUND TO TAKE ANY ACTION.

            FEDERAL INCOME TAX CONSEQUENCES

            The Fund will not incur any federal income tax liability as a result of the liquidation.

            For federal income tax purposes, a Shareholder's receipt of the Liquidation Distribution will be a taxable event and, to the extent paid from amounts other than current or accumulated earnings and profits of the Fund, will be treated as a sale of the Shareholder's Shares in exchange for the Liquidation Distribution. Each Shareholder will recognize gain or loss in an amount equal to the difference between the Liquidation Distribution he or she receives and the adjusted tax basis of his or her Shares. Assuming the Shareholder holds his or her Shares as a capital asset, the gain or loss generally will be treated as a capital gain or loss. If the Shares have been held for more than eighteen months, the gain or loss will constitute a long-term capital gain or loss taxable at a maximum 20% rate. If the Shares have been held for more than one year but not more than eighteen months, the gain or loss will consitute a mid-term capital gain or loss taxable at a maximum 28% rate. For shares held one year or less, the gain or loss will constitute a short-term capital gain or loss. To the extent that any portion of the Liquidation Distribution is paid from the Fund's current or accumulated earnings and profits, the distribution will be taxable to Shareholders as an ordinary dividend or, if paid from net capital gains, a capital gain dividend. Shareholders will be notified of their respective shares of ordinary and capital gain dividends for the Fund's final fiscal year in normal tax-reporting fashion; amounts included in income as dividends will increase the Shareholders' adjusted bases in their shares for purposes of computing their gain or loss on the receipt of the Liquidation Distribution.

            The  receipt  of  a  Liquidation   Distribution   by  an  individual
retirement account or annuity ("IRA") that holds shares will not be taxable to the IRA owner for federal income tax purposes.

            If under the terms of the IRA the Liquidation Distribution must be distributed to the IRA owner, however, the distribution would be taxable for federal income tax purposes and, if the owner has not attained age 59 1/2, generally also would be subject to an additional 10% early withdrawal tax. Nonetheless, in such a circumstance a taxable event may be avoided either (i) by transferring the IRA account balance before it is distributed directly to another IRA custodian or trustee or (ii) by rolling over the distribution within 60 days of the date of the distribution to another IRA. An IRA may be rolled over only once in any one year period; therefore, a rollover will not be an available alternative if the IRA was rolled over at any time within the one year period preceding the date of the distribution. There are many rules governing IRAs and the transfer and rollover of IRA assets. In addition, tax results may vary depending on the status of the IRA owner. Therefore, owners of IRAs that will receive Liquidation Distributions should consult with their own tax advisers concerning the consequences of the Liquidation Distribution.

            The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its individual U.S. Shareholders resulting from the liquidation of the Fund. This summary does not address the particular federal income tax consequences applicable to Shareholders other than U.S. individuals nor does it address state or local tax consequences. The tax consequences of the liquidation may affect Shareholders differently depending upon their particular tax situations, and, accordingly, this summary is not a substitute for careful tax planning on an individual basis.

            SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS TO DETERMINE THE FEDERAL, STATE, AND OTHER INCOME TAX CONSEQUENCES OF RECEIVING THE LIQUIDATION DISTRIBUTION WITH RESPECT TO THEIR PARTICULAR TAX CIRCUMSTANCES.

            CONCLUSION

            THE DIRECTORS RECOMMEND VOTING FOR THE PROPOSAL TO LIQUIDATE AND DISSOLVE THE FUND PURSUANT TO THE TERMS AND CONDITIONS OF THE PLAN AS DESCRIBED ABOVE. IN THE EVENT THE PLAN IS NOT ADOPTED, THE DIRECTORS WILL CONSIDER WHAT ACTION, IF ANY, SHOULD BE TAKEN.


          ADDITIONAL INFORMATION

            On August 27, 1997, the staff of the Commission notified the Fund that it is conducting an informal inquiry regarding the Fund to determine whether violations of the federal securities laws have occurred. The staff advised that this inquiry should not be construed as an indication by the Commission or its staff that any violations of the law have occurred, nor as an adverse reflection on any person, entity or security. In connection with this inquiry, the Commission has requested certain information from the Fund. The Fund intends to voluntarily cooperate in this matter.
          OTHER BUSINESS

            Management knows of no other business to be presented at the Meeting other than the proposal set forth in this Proxy Statement. If any other business properly comes before the Meeting, the proxies will exercise their best judgment in deciding how to vote on such matters.

          SHAREHOLDER PROPOSALS

            Consistent with the laws of the Commonwealth of Massachusetts, the by-laws of the Fund provide that the Fund must hold annual Shareholder meetings. In the event that the Fund is not liquidated and dissolved, proposals of Shareholders intended to be presented at the next Shareholder meeting must be received by the Fund within a reasonable period of time prior to the mailing of the proxy materials sent in connection with that meeting for inclusion in the proxy statement for that meeting. Any such Shareholder proposal should be sent to Concord Fund, Inc., c/o Shapiro, Weiss & Company, 60 State Street 38th Floor, Boston, Massachusetts 02109. The submission by a Shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities laws.

          FUND MANAGEMENT

            Management serves as the Fund's investment adviser. The Fund's administrator is Shapiro, Weiss & Company, 60 State Street, 38th Floor, Boston, Massachusetts 02109. The Fund's transfer agent is ChaseMellon Shareholder Services, L.L.C., 450 West 33rd Street, 15th Floor, New York, NY 10001. The Fund's custodian is Jeffries & Company, Inc., 11100 Santa Monica Blvd., 10th Floor, Los Angeles, CA 90025. The Fund does not have an underwriter.

            PLEASE COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED SELF-ADDRESSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE MEETING BY WRITTEN NOTICE TO THE FUND OR BY SUBMITTING A PROXY CARD BEARING A LATER DATE.

            March 9, 1998


            BY ORDER OF
            THE BOARD OF DIRECTORS
            OF CONCORD FUND, INC.



            Gerald I. White, Assistant Clerk

         EXHIBIT A

       Concord Fund, Inc.


       Form of
       Plan of Liquidation
       and Dissolution


           THIS PLAN OF LIQUIDATION AND DISSOLUTION (the "Plan") is adopted by Concord Fund, Inc., a Massachusetts corporation (the "Fund").


           W I T N E S S E T H:
           ------------------

           WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

           WHEREAS, this Plan is intended to be and is adopted as a plan of liquidation of the Fund, on the terms and conditions set forth below; and

           WHEREAS, the Board of Directors of the Fund, including a majority of the directors who are not interested persons (as defined by the 1940 Act), has determined that this Plan is in the best interests of the shareholders of the Fund ("Shareholders").

           NOW THEREFORE, the Board of Directors of the Fund hereby adopts the following:

           1. CONDITIONS PRECEDENT. This Plan is approved subject to the following conditions:

           a. This Plan shall be approved by the affirmative vote of Shareholders holding two-thirds of the outstanding shares of the Fund's common stock at a special meeting of the Shareholders called for the purpose of approving the Plan.

           b. A Proxy Statement describing the Plan and the proposed liquidation and dissolution shall be prepared and submitted to the Securities and Exchange Commission ("SEC") and when authorized by such regulator, shall be delivered to each Shareholder of record of the Fund for the purposes of soliciting proxies for the approval of the Plan.

           c. All  necessary  approvals and  authorizations  from the SEC or any
other   regulatory   authority   having   jurisdiction   over  the  transactions
contemplated by the Plan shall be obtained.

           d. At or immediately prior to the Liquidation Date (as defined in paragraph 6), the Fund shall, if necessary, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Shareholders of the fund all of the Fund's investment company taxable income for taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss carry-forward).

           2. TERMINATION OF BUSINESS OPERATIONS. On the date on which the Shareholders approve the Plan (the "Effective Date"), the Fund shall cease to conduct business except as is required to carry out the terms of the Plan and to accept redemption requests.

           3. NOTICE OF LIQUIDATION. As soon as practicable after the Effective Date, the Fund shall mail notice to all its creditors and employees that the Plan has been approved by the Board of Directors and the Shareholders and that it will be liquidating its assets. Such notice will comply with the requirements of any state laws mandating notice of liquidation such as that contemplated by the Plan.

           4. LIQUIDATION OF ASSETS. As soon as it is reasonable and practicable after the Effective Date, but in no event later than May 17, 1998 (the
"Liquidation Period"), all portfolio securities of the Fund not already converted to cash or cash equivalents shall be converted to cash or cash equivalents.

           5. LIABILITIES. During the Liquidation Period, the Fund shall pay, discharge, or otherwise provide for the payment or discharge of, any and all liabilities and obligations of the Fund. If the fund is unable to pay, discharge or otherwise provide for any liabilities of the Fund during the Liquidation Period, the Fund may, however, retain cash or cash equivalents in an amount which it estimates is necessary to discharge any unpaid liabilities of the Fund on the Fund's books as of the Liquidation Date (as defined in paragraph 6).
Unpaid liabilities may include but not be limited to, income dividends and capital gains distributions, if any, payable for the period prior to the Liquidation Date.

           6. DISTRIBUTION TO SHAREHOLDERS. Upon termination of the Liquidation Period (the "Liquidation Date"), the Fund's assets will be distributed ratably among shareholders of record in one or more cash payments. The first distribution of the Fund's assets (the "First Distribution") is expected to consist of cash representing substantially all the assets of the Fund, less the amount reserved to pay creditors of the Fund. Subsequent distributions, if necessary, are anticipated to be made within 90 days after the First Distribution and will consist of any cash from any assets remaining after payment of creditors, the proceeds of any sale of assets of the Fund under the Plan not sold prior to the First Distribution and any other miscellaneous income to the Fund. Each Shareholder will be required to surrender his or her share certificate(s) by mail: ChaseMellon Shareholder Services, L.L.C., Post Office Box 3300, South Hackensack, NJ 07606, Attn: Reorganization Department. By overnight delivery: ChaseMellon Shareholder Services, L.L.C., 85 Challenger Road
- Mail Drop - Reorg, Ridgefield Park, NJ 07660, Attn: Reorganization Department (Toll-free number: 1-800-777-3674) prior to receiving his or her pro rata liquidating distribution(s). In the event that a Shareholder cannot surrender a share certificate because it has been lost, apparently destroyed or wrongfully taken, the Shareholder must contact the Reorganization Department toll-free at 1-800-777-3674 or Kirk Alexander at (212) 273-8054 to make alternative arrangements. Upon evidence satisfactory to the Board of Directors of the Fund that a certificate of stock has been lost, apparently destroyed or wrongfully taken, and upon receiving indemnity satisfactory to the Board of Directors against loss to the Fund, the Board of Directors may authorize the issue of a new certificate in place thereof.

           7. AMENDMENT OR TERMINATION. This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Directors of the Fund, at any time prior to the Liquidation Date, if circumstances should develop that, in the opinion of the Board, in its sole discretion, make proceeding with this Plan inadvisable for the Fund. The Board of Directors may modify or amend this Plan at any time without Shareholder approval if it determines that such action would be advisable and in the best interests of the Fund and the Shareholders. However, if the Board determines that any such amendment or modification will materially and adversely affect the interests of the Shareholders, such an amendment or modification will not be adopted unless approved by the Shareholders.

           8. FILINGS. As soon as practicable after the final distribution of the Fund's assets to shareholders, the Fund shall file Articles of Dissolution, Form N-8F under the 1940 Act and any other documents, as are necessary to effect the dissolution and/or de-registration of the Fund in accordance with the requirements of the Articles of Organization of the Fund, the Massachusetts Business Corporation Law, the Internal Revenue Code of 1986, as amended, any applicable securities laws, and any rules and regulations of the Securities and Exchange Commission or any state securities commission, including, without limitation, withdrawing any qualification to conduct business in any state in which the Fund is so qualified, as well as the preparation and filing of any tax returns.

           9. POWERS OF BOARD AND OFFICERS. The Board of Directors and, subject to the direction of the Board of Directors, the officers of the Fund, shall have authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary to or appropriate to implement the Plan or which may be required by the provisions of the 1940 Act or any other applicable laws. The death, resignation or other disability of any director or any officer of the Fund shall not impair the authority of the surviving or remaining directors or officers to exercise any of the powers provided for in the Plan.

           10. AMENDMENT OF PLAN. The Board shall have the authority to authorize such variations from or amendments of the provisions of the Plan (other than the terms of the Liquidation Distribution) as may be necessary or appropriate to effect the dissolution, complete liquidation, de-registration and termination of the existence of the Fund, and the distribution of assets to Shareholders in accordance with the purposes to be accomplished by the Plan.

           11. EXPENSES. The expenses of carrying out the terms of this Plan shall be borne by the Fund, whether or not the liquidation contemplated by the Plan is effected.
           12. FURTHER ASSURANCES. The Fund shall take such further action, prior to, at, and after the Liquidation Date, as may be necessary or desirable and proper to consummate the transactions contemplated by this Plan.

           13. GOVERNING LAW. This Plan shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

           IN WITNESS WHEREOF, the Board of Directors of the Fund has caused this Plan to be executed by their duly authorized representatives as of this _____ day of __________, 199__.

           CONCORD FUND, INC.






           By:_________________________
           Gerald I. White
                  President

CONCORD FUND, INC.
SPECIAL MEETING OF SHAREHOLDERS -- April 17, 1998

Please refer to the Proxy Statement for a discussion of these matters. THE UNDERSIGNED HOLDER(S) OF SHARES OF STOCK OF THE CONCORD FUND, INC. HEREBY CONSTITUTES AND APPOINTS GERALD WHITE, WALTER OPANASETS AND DAVID WEISS, OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND HEREBY REVOKES ANY PRIOR PROXIES. To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CONCORD FUND, INC.

I. Vote on Proposal to approve a liquidation and dissolution of the Concord Fund, Inc. pursuant to the Plan of Liquidation and Dissolution attached to the Proxy Statement as EXHIBIT A.

FOR      AGAINST  ABSTAIN
n        n        n

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

CONCORD FUND, INC.
PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF DIRECTORS. THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF EACH PROPOSAL.

Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.

Dated:_______________________, 1998


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                         Signature(s) of Stockholder(s)